UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 28, 2005
                                                 -------------------------------


                       GE Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-114525                 02-0666931
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


292 Long Ridge Road, Stamford, Connecticut                        06927
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (203) 357-4000


                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Structural and Collateral Term Sheets") and certain Computational Materials (the "Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. or Banc of America Securities LLC (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-114525) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets and the Computational Materials by reference in the Registration Statement.

            The Structural and Collateral Term Sheets and the Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets and the Computational Materials.

            Any statement or information contained in the Structural and Collateral Term Sheets and the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            ------------------      -----------

               99.1 Structural and Collateral Term Sheets and Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       GE COMMERCIAL MORTGAGE CORPORATION



                                          By: /s/   Daniel Vinson
                                             -----------------------------------
                                             Name:  Daniel Vinson
                                             Title: Authorized Signatory


Date: February 11, 2005



                              INDEX TO EXHIBITS
                              -----------------


                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

    99.1          Structural and Collateral                       (E)
                  Term Sheets and Computational
                  Materials